Exhibit 99.1

Report of Independent Accountants on
Applying Agreed-Upon Procedures

Ford Credit Canada Company

P.O. Box 1732

The American Road

Dearborn, Michigan 48124-1732

Ford Auto Securitization Trust

The Canadian Road

Oakville, Ontario L6J 5E4

Canada

We have performed the procedures enumerated below, which were agreed to by Ford Credit Canada Company (“Ford Credit Canada,” “Responsible Party,” “Company,” or “you” as the engaging party) on behalf of itself, its special purpose subsidiary, Ford Auto Securitization Trust (the “FAST Retail Trust”), and by other third parties who execute an agreement with PwC in which such party accepts responsibility for the appropriateness of the procedures performed (collectively referred to herein as the “Specified Parties”).  The procedures were performed in connection with the potential issuance by the FAST Retail Trust, established by Ford Credit Canada, of its Series 2021-A asset-backed notes (the “Notes”) collateralized by a static pool of car, light truck and utility vehicle receivables purchased by Ford Credit Canada from dealers and sold to the FAST Retail Trust (the “Receivables”).  The procedures were performed solely to assist you and the Specified Parties in determining the accuracy of certain attributes of a sample of the Receivables as of October 1, 2021 (the “Cutoff Date”).  The addressees are responsible for the offering of the Notes by Ford Auto Securitization Trust of its Series 2021-A asset-backed notes in this transaction (the “Transaction”) and the accuracy of certain attributes of a sample of the Receivables as of the Cutoff Date.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, you determined the sample size of 125 Receivables, which Ford Credit Canada represents, was selected randomly from the pool of Receivables to be sold to the FAST Retail Trust.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

T: 646-471-3000, F: 813-286-6000, www.pwc.com/us

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In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•                  The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•                  The conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•                  The value of the Receivables securing the Notes; and

•                  The compliance of Ford Credit Canada with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the Receivables or Notes being offered in the Transaction and PwC expresses no opinion on the current fair value of the Receivables or Notes. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•                  The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•                  Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•                  The reasonableness of any of the assumptions provided by Ford Credit Canada; and

•                  The adequacy of the sample size, as provided by Ford Credit Canada, nor do we draw any conclusions about the entire pool of Receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The procedures performed and results thereof are described below.

I.                Data, Information and Documents Provided

Ford Credit Canada provided the following data, information, and documents related to a sample of 125 retail conditional sale  contracts, selected by Ford Credit Canada as of the Cutoff Date, which Ford Credit Canada represents was selected randomly from the pool of retail conditional sale contracts sold to the FAST Retail Trust (the “Sample Receivables”):

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A.            Copies of, or access to, the following documents, as applicable (the “Contract Files”):

1.              The retail conditional sale contract signed by the obligor (the “Contract”),

2.              Any correction notices to the information contained in the Contract (the “Correction Notices”),

3.              Any Contract Modification Agreements completed by the parties to the Contract (the “Contract Modification Agreement”),

4.              Any Substitution of Collateral Agreements or Transfer of Equity Agreements (the “Substitution or Transfer Agreements”) related to the Contract, and

5.              The vehicle window sticker or dealer invoice, if requested.

B.            Excel data files containing certain data fields for the Sample Receivables, which Ford Credit Canada represents is from Ford Credit Canada’s Retail System Master Files as of the Cutoff Date (the “Sample Receivables Extract File”).  The Sample Receivables Extract File also contains registration number, date of registration and date the registration number expires.

C.            An Excel file containing vehicle make and model mapping lists for each vehicle in the pool of receivables (“Vehicle Mapping File”).

The data, information and documents listed above and provided by Ford Credit Canada are collectively referred to as the “Data, Information, and Documents.”

II.           Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables. For the purposes of the procedures below, dollar amounts and percentages that differ only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Ford Credit Canada representative for clarification prior to reporting any exceptions. Our findings as a result of performing the procedures are attached in Exhibit I.

A.            For each Sample Receivable, we observed the Contract noting the absence of a Contract as an exception.

B.            For each Sample Receivable, we:

1.              Observed the obligor’s signature on the Contract.

2.              Agreed the vehicle identification number; contract date; original amount financed; and number of payments on the Contract to the Sample Receivables Extract File.

The original amount financed equals the “balance for rate calculation” as shown on each respective Contract for Contracts originated in all Provinces except Quebec.

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For Contracts originated in Quebec, the original amount financed equals:  Somme de 1, 2, 3, 4, 5 et 6 minus versement initial comprenant, plus the sum of: RDPRM Tariff (Tarif RDPRM), RDPRM Service Provider Fee (including applicable taxes) (Frais du fournisseur de service RDPRM (inclut les taxes applicables)), Credit life insurance premium (Prime d’assurance-vie de credit), Provincial tax on credit life insurance premium (Taxe Provincial sur la prime d’assurance-vie de credit), Credit disability insurance premium (Prime d’assruance-incapacite de credit), and Provincial tax credit on credit disability insurance premium (Taxe provincial sur la prime d’assurance-incapacite de credit), as shown on the Contract.

3.              Agreed annual percentage rate (“APR”) on the Contract to the Sample Receivables Extract File.

As instructed by Ford Credit Canada, the APR on the Contract shall be:

	Contracts dated in 2014 and later	Contracts dated prior to 2014
Province(s)	(Contract Line) Field Name	(Contract Line) Field Name
BC, AB, SK, MB, NB, NL and NT	Annual interest rate	Annual percentage rate / Interest rate
NS, NU, PE, YT	Annual percentage rate	Annual percentage rate
ON	Annual interest rate	Interest rate
QC	Annual percentage rate	Annual Percentage Rate

4.              Agreed the new, used or demonstrator description of the financed vehicle on the Contract to the Sample Receivables Extract File.

5.              Agreed the make and model of Ford Motor Company manufactured vehicles on the Contract to the Sample Receivables Extract File using the Vehicle Mapping File and the vehicle window sticker or dealer invoice, as needed.

For purposes of this procedure Ford Motor Company manufactured vehicle means a Ford and Lincoln vehicle. For the avoidance of doubt, this procedure was not performed for non-Ford Motor Company manufactured vehicles, and a non-Ford Motor Company manufactured vehicle is not considered an exception under this procedure.

For the purposes of this procedure, if the model name on the Sample Receivables Extract File is contained within the model name on the Contract (giving consideration to style, trim levels and capitalization, e.g., F-150 SuperCab XLT) of the Sample Receivable it was not noted as an exception.

6.              Recalculated the APR using the original amount financed, the number of payments, contract date, first payment due date, payment frequency, the original scheduled payment amount and the final scheduled payment amount, as reflected on the Contract and compared our result to the corresponding APR on the respective Contract.

The original amount financed equals the “balance for rate calculation” as shown on each respective Contract for Contracts originated in all Provinces except Quebec.

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For Contracts originated in Quebec, the original amount financed equals:  Somme de 1, 2, 3, 4, 5 et 6 minus versement initial comprenant, plus the sum of: RDPRM Tariff (Tarif RDPRM), RDPRM Service Provider Fee (including applicable taxes) (Frais du fournisseur de service RDPRM (inclut les taxes applicables)), Credit life insurance premium (Prime d’assurance-vie de credit), Provincial tax on credit life insurance premium (Taxe Provincial sur la prime d’assurance-vie de credit), Credit disability insurance premium (Prime d’assruance-incapacite de credit), and Provincial tax credit on credit disability insurance premium (Taxe provincial sur la prime d’assurance-incapacite de credit), as shown on the Contract.

For purposes of this procedure, (i) if the difference is greater than 0.125 percent, it was noted as an exception; and (ii) if Correction Notices, Contract Modification Agreements, or Substitution or Transfer Agreements for the Sample Receivable exist, the information on these documents was used in computing APR, as applicable (using the date of each document to apply such document in chronological order).

For purposes of this procedure B, if information on the Contract did not agree to the Sample Receivables Extract File, we compared such information on the Sample Receivables Extract File to the Correction Notices, Contract Modification Agreements, or Substitution or Transfer Agreements for the Sample Receivable, using the date of each document to apply such document in chronological order.

C.            Using the Sample Receivables Extract File, we compared the date of registration to the Cutoff Date, noting an exception if the date of registration for each Sample Receivable is after the Cutoff Date.

D.            Using the Sample Receivables Extract File, we compared the registration expiration date to the Cutoff Date, noting an exception if the registration expiration date is before the Cutoff Date. This procedure was not performed for Sample Receivables where the current outstanding loan balance is less than CA$5,000.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of a sample of the Receivables as of the Cutoff Date.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

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If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)                 Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)              Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

New York, New York

October 11, 2021

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Exhibit I

Sample Receivable	Procedure	Exception
65	B5	The vehicle model in the Contract Files of “F350 S/D” does not agree with the vehicle model in the Sample Receivables Extract File of “F450.”